ADVANCES TO SUPPLIERS, NET - THIRD PARTIES	12 Months Ended
Dec. 31, 2019
ADVANCES TO SUPPLIERS, NET - THIRD PARTY
ADVANCES TO SUPPLIERS, NET - THIRD PARTY

8.    ADVANCES TO SUPPLIERS, NET – THIRD PARTIES

	As of December 31,
	2018	2019
	RMB	RMB
Advances to suppliers - current	672,745,598	2,529,898,199
Provision for advances to suppliers	(7,524,746)	(7,524,746)
Advances to suppliers, net	665,220,852	2,522,373,453

As of December 31, 2018 and 2019, advances to suppliers with term of less than 1 year mainly represent payments for procurement of recoverable silicon materials, virgin polysilicon and solar cells and the Group has delivery plan with the respective suppliers to receive the materials in the next twelve months. There was no provisions recorded against advances to suppliers for the years ended December 31, 2017, 2018 and 2019. Increase of the advances to suppliers was mainly attributable to the Group’s prepayments made by the end of 2019 for its procurement of silicon and solar cells.